SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 5, 2001



                           TROY FINANCIAL CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                     000-25439                16-1559508
----------------------------           ------------          -------------------
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)



                     32 Second Street, Troy, New York 12180
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                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (518) 270-3313
                                                          ------------------



                                 Not Applicable
 -------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.     Other Events.
            -------------
Troy Financial Corporation announced on December 5, 2001 that its annual meeting of shareholders will be held on February 14, 2002 at 10:00 a.m. Eastern Time, at The Century House, 997 New Loudon Road, Route 9, Latham, New York. Holders of record of Troy's common stock as of January 4, 2002 will be entitled to vote at the meeting and will receive written notice of the meeting and copies of the proxy materials. Troy issued a press release on December 5, 2001 describing the meeting and providing additional information about Troy.

Item 7.     Financial Statements and Exhibits.
            ----------------------------------


(a)      Not applicable.


(b)      Not applicable.


(c)     Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TROY FINANCIAL CORPORATION
                                    --------------------------
                                    (Registrant)



                                    /s/David J. DeLuca

                                    David J. DeLuca
                                    Senior Vice President and
                                    Chief Financial Officer




Date: December 5, 2001